UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 15, 2018

NORTH EUROPEAN OIL ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Commission File No. 1-8245

Delaware          22-2084119
(State of organization)     (IRS Employer I.D. No.)

43 West Front Street, Suite 19A, Red Bank, NJ 07701
(Address of principal executive offices)

(732) 741-4008
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 2.02.    Results of Operations and Financial Condition.

On February 15, 2018, North European Oil Royalty Trust issued a press release via PR Newswire announcing the Trust's net income for the first quarter of fiscal 2018. Furnished herewith is a copy of the press release, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.    A press release dated February 16, 2018 and disseminated through PR Newswire announcing the net income for North European Oil Royalty Trust for the first quarter of fiscal 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST
(Registrant)

By:  /s/ John R. Van Kirk
    John R. Van Kirk
      Managing Director

February 16, 2018